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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into GTE Corporation's previously filed Registration Statement on Form S-8 (File No. 33-20178).








                                                  ARTHUR ANDERSEN LLP

Dallas, Texas
June 21, 2000